SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2024

Ilustrato Pictures International, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-56487	27-2450645
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 Broadway, Suite 934 New York, NY	10004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 917-522-3202

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 18, 2024, Ilustrato Pictures International Inc., a Nevada corporation (the “Company”), entered into a Stock Purchase Agreement with Fusion Fuel Green PLC, an Irish public limited company (“Fusion Fuel”), with the Stock Purchase Agreement dated as of November 18, 2024 (the “Purchase Agreement”). Under the Purchase Agreement, the Company will transfer an aggregate of 57,669,078 shares of common stock and 20,000 Series B stock held in Quality Industrial Corp. (“QIND”), constituting approximately 54.79% of the voting stock of QIND, to Fusion Fuel (the “Transferred Shares”). Fusion Fuel will issue 35,971,554 shares to the Company on a fully diluted basis, structured as a combination of ordinary and preferred shares, subject to adjustment, with provisions for the preferred shares to convert into ordinary shares subject to shareholder approval and Nasdaq listing clearance. The transaction is subject to customary closing conditions, including regulatory approvals. The Parties have also agreed to several post-closing covenants, including actions related to shareholder meetings and financing arrangements. The agreement contains customary representations, warranties, and indemnification provisions, and certain unwinding and termination rights.

The foregoing description of the Purchase Agreement does not purport to be complete. It is qualified in its entirety by referencing the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Current Report”). The foregoing description has been included to provide investors and security holders with information regarding the terms of the Purchase Agreement. The terms and conditions of the Purchase Agreement entirely qualify it. It is not intended to provide any other factual information about the Company, Fusion Fuel, or their respective subsidiaries or affiliates. The Purchase Agreement contains representations, warranties, and covenants by each of the Parties, which were made only for purposes of the Purchase Agreement. The representations, warranties, and covenants in the Purchase Agreement were made solely for the benefit of the Parties and may be subject to limitations agreed upon by the Parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the Parties. Investors should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 7.01 Regulation FD Disclosure.

On November 19, 2024, the Company issued a press release to announce the Company’s entry into the Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

The information furnished pursuant to this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such a filing.

Cautionary Statement Concerning Forward-Looking Statements

The press release attached as Exhibit 99.1 hereto and this Current Report contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates”, and similar expressions or variations of such words are intended to identify forward-looking statements. Forward-looking statements are not historical facts and are based upon management’s current expectations, beliefs, and projections, many of which, by their nature, are inherently uncertain. Such expectations, beliefs, and projections are expressed in good faith. Forward-looking statements are based on current expectations and assumptions that, while considered reasonable, are inherently uncertain. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. There can be no assurance that management’s expectations, beliefs, and projections will be achieved, and actual results may differ materially from what is expressed in or indicated by the forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward-looking statements. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management’s control including the Company’s ability to complete its transaction with Fusion Fuel; the ability of the Company and Fusion Fuel to obtain all necessary consents and approvals in connection with the transaction; the ability of the Parties to obtain clearance from The Nasdaq Stock Market LLC of an initial listing application in connection with the transaction; the ability of Fusion Fuel to obtain required shareholder approval of the transaction; the outcome of any legal proceedings that may be instituted by or against any of the Company, Fusion Fuel, or the Sellers resulting from the entry into or termination of the Purchase Agreement; our ability or inability to complete potential transactions and provide anticipated value and growth as a result thereof; the risk that any transaction will disrupt current plans and operations as a result of the announcement and consummation of any such transaction; the inability to recognize the anticipated benefits of a transaction, which may be affected by, among other things, competition, the ability of the company to grow and manage growth, maintain relationships with customers and suppliers and retain key employees; costs related to the transaction; the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors and other risks and uncertainties indicated from time to time; and general economic conditions. Any such forward-looking statements represent management’s estimates as of the date of this Current Report. While the Company may elect to update such forward-looking statements at some point in the future, unless required by law, it disclaims any obligation to do so, even if subsequent events cause its views to change. Thus, no one should assume that the Company’s silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including, but not limited to, the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at http://www.sec.gov.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are being filed herewith:

Exhibit No.	Description
2.1	Stock Purchase Agreement, dated as of November 18, 2024, among Fusion Fuel Green PLC, Quality Industrial Corp., Ilustrato Pictures International Inc., and certain stockholders of Quality Industrial Corp.
99.1	Press Release of Ilustrato Pictures International Inc. dated November 19, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ilustrato Pictures International, Inc.

/s/ Nicolas Link
Nicolas Link, CEO
Date: November 19, 2024

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